TRUST FOR CREDIT UNIONS

(the “TRUST” or the “FUND”)

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

SHORT DURATION PORTFOLIO

TCU SHARES

INVESTOR SHARES

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

SUPPLEMENT

Dated June 16, 2017

On May 12, 2017, shareholders of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio (together, the “Portfolios,” each, a “Portfolio”) of the Trust approved a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Portfolio and ALM First Financial Advisors, LLC (“ALM First” or the “Investment Adviser”). The following changes are made to the Portfolios’ Prospectuses and SAIs.

Prospectus

1.	All references to Goldman Sachs Asset Management L.P. (“GSAM”) in the Prospectuses and SAIs are deleted.

2.	The following replaces the information under “Ultra-Short Duration Government Portfolio—Summary Section—Investment Adviser” in the Prospectuses:

ALM First Financial Advisors, LLC

3.	The following replaces the information under “Ultra-Short Duration Government Portfolio—Summary Section—Portfolio Managers” in the Prospectuses:

Robert Perry, Principal, ALM and Investment Strategy and Jason Haley, Managing Director, have managed the Portfolio since 2017.

4.	The following replaces the information under “Short Duration Portfolio—Summary Section—Investment Adviser” in the Prospectuses:

ALM First Financial Advisors, LLC

5.	The following replaces the information under “Short Duration Portfolio—Summary Section—Portfolio Managers” in the Prospectuses:

Robert Perry, Principal, ALM and Investment Strategy and Jason Haley, Managing Director, have managed the Portfolio since 2017.

6.	The following replaces the information under “Service Providers—Investment Adviser” in the Prospectuses:

ALM First Financial Advisors, LLC (“ALM First” or the “Investment Adviser”) is a strategic partner for depositories, offering an array of financial advisory services.

ALM First is a Securities and Exchange Commission (“SEC”) registered investment adviser, with approximately $20 billion in investments under management.

7.	The following replaces the information under “Service Providers—Management Fees” in the Prospectuses:

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

Portfolio(s)	Contractual Rate	Actual Rate for the Fiscal Year Ended August 31, 2016
Ultra-Short Duration Government and Short Duration	0.12% on first $250 million, 0.10% on next $250 million, 0.07% on remainder*	0.15%**

*	Contractual rate is based on the aggregate average net assets of the Ultra-Short duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.
**	Rate for fiscal year ended August 31, 2016 reflects fees under the Portfolios’ previous investment advisory agreement. The contractual rate under the previous investment advisory agreement, which was based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios, was 0.18% on the first $250 million, 0.16% on the next $250 million, and 0.14% on the remainder.

8.	The following replaces the information under “Service Providers—Portfolio Managers” in the Prospectuses:

Name and Title	Years Primarily Responsible	Five Year Employment History
Robert Perry	Since 2017	Mr. Perry joined ALM First in 2010 and has more than 27 years of experience in the banking and bank consulting business. He leads ALM First’s ALM and Investment Strategy Groups and is responsible for the development of asset liability and investment portfolio themes for the firm. Before joining ALM First, Mr. Perry previously served as Managing Director of the ALM and Investment Strategy division of DataTech Management and Chief Investment Officer for First Coastal Bank. Previously, Mr. Perry was a Principal and Product Portfolio Manager at Smith Breeden Associates, Inc., where he managed Smith Breeden’s Enhanced Cash and Enhanced Equity strategies.
Jason Haley, Managing Director	Since 2017	Mr. Haley joined ALM First in 2008. He has 14 years of investment industry experience. Mr. Haley oversees ALM First’s Investment Management Group and is responsible for leading the investment process and investment theme development for the firm, including management of ALM First’s model portfolio strategies. Prior to joining ALM First, Mr. Haley worked for Cantor Fitzgerald LP, where he provided institutional clients with fixed-income products, portfolio analytics and strategies.

9.	The section entitled “Service Providers—Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” is deleted from the Prospectuses.

SAI

10.	The following replaces the information under “Advisory and Other Services—Investment Adviser” in the SAIs:

Investment Adviser

As stated in the Prospectus, ALM First Financial Advisors, LLC, 2911 Turtle Creek Boulevard, Suite 500, Dallas, Texas 75219, acts as the Portfolios’ investment adviser.

As investment adviser, ALM First continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets. The advisory agreement provides that ALM First may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, ALM First will not be liable for any error in judgment or any mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement. The advisory agreement provides further that the Fund will indemnify ALM First against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

The advisory agreement will remain in effect with respect to a particular Portfolio until April 16, 2019, and will continue from year to year thereafter provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding shares of such Portfolio (as defined under “Investment Restrictions”) or by a majority of the Trustees of the Fund; and (b) by a majority of the Trustees of the Fund who are not parties to the advisory agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding shares of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to ALM First or by ALM First on 60 days’ written notice to the Fund.

Expenses borne by the Portfolios include, subject to the limitations described in the Prospectuses, the fees payable to ALM First, CUFSLP and BNYIS, the fees and expenses of the Fund’s transfer agent, custodian and Chief Compliance Officer, filing fees for the registration and qualification of Portfolio shares under federal and state securities laws, expenses of the organization of the Portfolios, the indemnification or contribution, any costs, expenses or loss arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and printing and distributing of the same to the Portfolios’ shareholders and regulatory authorities, and compensation and expenses of the Trustees.

As compensation for its services and its assumption of certain expenses, ALM First is entitled to the following fees, computed daily and payable monthly, at the following annual rates, as a percentage of each Portfolio’s average daily net assets:

Portfolio(s)	Contractual Rate	Actual Rate for the Fiscal Year Ended August 31, 2016
Ultra-Short Duration Government and Short Duration	0.12% on first $250 million, 0.10% on next $250 million, 0.07% on remainder*	0.15%**

*	Contractual rate is based on the aggregate average net assets of the Ultra-Short duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.
**	Rate for fiscal year ended August 31, 2016 reflects fees under the Portfolios’ previous investment advisory agreement. The contractual rate under the previous investment advisory agreement, which was based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios, was 0.18% on the first $250 million, 0.16% on the next $250 million, and 0.14% on the remainder.

11.	The following replaces the information under “Portfolio Managers of the Portfolios—Other Accounts Managed by the Portfolio Managers” in the SAIs:

Set forth below with respect to each portfolio manager of each of the Portfolios is information (as of March 31, 2017) concerning (a) the number of other accounts for which the portfolio manager is primarily responsible for day-to-day management and the total assets in such accounts, within each of three categories, i.e., registered investment companies, other pooled vehicles and other accounts, and (b) the number of accounts in each of such categories and the total assets in such accounts with respect to which the advisory fee is based on the performance of such account.

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Robert Perry	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	101	$19,500	0	$0
Jason Haley	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	101	$19,500	0	$0

12.	The following replaces the information under “Portfolio Managers—Compensation” in the SAIs:

All of ALM First’s portfolio managers have a fixed based salary. Bonuses are based upon company profitability, revenue growth, and client service. No compensation is based upon performance of any of the accounts.

13.	The following replaces the information under “Portfolio Managers—Portfolio Managers’ Ownership of Securities in the Portfolios They Manage” in the SAIs:

The Portfolio managers are not permitted to invest in the Portfolios, which may be purchased only by state and federally chartered credit unions.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager*
Ultra-Short Duration Government Portfolio
Robert Perry	None
Jason Haley	None
Short Duration Portfolio
Robert Perry	None
Jason Haley	None

*	This information is as of March 31, 2017.

14.	The following replaces the information under “Goldman Sachs Potential Conflicts of Interest for Trust for Credit Unions and Other Investment Company Accounts” in the SAIs:

The Portfolio managers are not permitted to invest in the Portfolios. ALM First has adopted reasonably designed policies and procedures to mitigate conflict of interests. It would be possible that ALM First would recommend a particular security that had a limited par amount and would have to decide which client or fund would receive that particular limited offering security. A perceived conflict of interest exists for other accounts managed by ALM First which might have similar investment objectives as the TCU Portfolios, or purchase and/or sell securities that are permissible in the TCU Portfolios. Additionally, a conflict of interest could arise because ALM First knows the size, timing and possible market impact of the TCU Portfolios. It is possible that ALM First could use this information to the advantage of other accounts. As noted above, ALM First has adopted policies and procedures that it believes are reasonably designed to mitigate conflicts of interest.

TCU SUPP (06/17)